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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                   July 19, 1999


                           MGC Communications, Inc.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                               0-24059                          88-0360042
      (STATE OR OTHER                      (COMMISSION                      (I.R.S. EMPLOYER
        JURISDICTION                       FILE NUMBER)                    IDENTIFICATION NO.)
      OF INCORPORATION)

                 3301 N. Buffalo Drive, Las Vegas, Nevada 89129

             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                 (702)310-1000


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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ITEM 5.           OTHER EVENTS

                  On July 19, 1999, MGC Communications, Inc. (the "Company") announced its results for second quarter 1999. A copy of the press release is filed as an Exhibit to this report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibit is furnished as a part of this Report. Exhibit numbers refer to Item 601 of Regulation S-K. 99 - July 19, 1999 Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MGC COMMUNICATIONS, INC.

July 21, 1999                 By: /s/  Linda M. Sunbury
                                  ----------------------------------------------
                                    Linda M. Sunbury
                                    Senior Vice President and Chief Financial
                                    Officer